UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2023

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

South Plains Financial, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders virtually on May 16, 2023 (the “Annual Meeting”).  The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting was the close of business on March 21, 2023.  There were 17,054,768 shares of the Company’s common stock outstanding at the close of business on the record date and entitled to receive notice of and to vote at the Annual Meeting.  Of that number, 14,809,177 shares of the Company’s common stock were represented by means of remote communication or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.  The shareholders of the Company voted on and approved the following proposals at the Annual Meeting, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the U.S. Securities and Exchange Commission on April 5, 2023:

Proposal 1 – To elect two (2) Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office.  Final voting results were as follows:

Name of Class III Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard D. Campbell	9,161,980	2,468,487	533,467	2,645,243
LaDana R. Washburn	11,593,230	34,875	535,829	2,645,243

Proposal 2 – To approve the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan.  Final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,574,404	56,043	533,487	2,645,243

Proposal 3 – To ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.  Final voting results were as follows:

Votes For	Votes Against	Abstentions
13,988,728	482	819,967

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: May 22, 2023	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer